Exhibit 99.1

Contact: Lou Walters
973-882-7260
Doreen Lubeck
773-583-4331

Danielson Holding Corporation Announces Early Termination of HSR Waiting Period for American
Ref-Fuel Holdings Corp. Acquisition

FAIRFIELD, NJ, March 23, 2005 — Danielson Holding Corporation (AMEX: DHC) today announced that on March 21, 2005 it received notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the Company’s proposed acquisition of American Ref-Fuel Holdings Corp. (“American Ref-Fuel”). As previously announced, the Company entered into a stock purchase agreement as of January 31, 2004, with American Ref-Fuel and its stockholders to purchase all of the issued and outstanding stock of American Ref-Fuel. As previously announced, Danielson anticipates closing the acquisition during the second quarter of 2005.

About Danielson Holding

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Danielson’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.

NOTE: Danielson’s charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson’s common stock without its prior consent.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson Holding Corporation (“DHC”) and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”,

“anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, “proposed” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. DHC cautions investors that any forward-looking statements made by DHC are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to DHC, include, but are not limited to, the risks and uncertainties affecting their businesses described in Item 1 of DHC’s Annual Report on Form 10-K for the year ended December 31, 2004, and in other securities filings by DHC.

Although DHC believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. DHC’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this communication are made only as of the date hereof and DHC does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.